UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE FALLEN ANGELS INCOME FUND

ANNUAL REPORT

JULY 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.amminvest.com , and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

  Series Trust

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS

JULY 31, 2019 (UNAUDITED)

Dear Shareholder,

For the fiscal year ended July 31, 2019, the Fallen Angels Income Fund had a total return of 10.77% while its benchmark, the Dow Jones Moderate Portfolio Index had a total return of 4.59%.

The Fallen Angels Income Fund remains overweight in equities in comparison to its benchmark. The target weight for equities in the Fallen Angels Income Fund for fiscal year 2019 was 70%. The Dow Jones Moderate Portfolio Index Fund maintains a target weight of 60% equities. The Fallen Angels Income Fund remains overweight in below investment grade bonds and cash as compared to its benchmark.

The top equity contributors for the fiscal year 2019 included Starbucks (SBUX), The Walt Disney Co. (DIS), MasterCard (MA), Visa (V), McDonald’s (MCD), and Microsoft (MSFT).

Starbucks (SBUX) was purchased at the beginning of September 2018. We’ve been following the company for a couple years. We always found it to be trading at a premium to our estimate of fair value. Then the company reported quarterly earnings that disappointed the street in terms of same-store-sales growth and quarterly earnings estimates. The stock sold off to a price below our fair value estimate and we initiated a purchase. In the short-run, we believe the market was too focused on short-term profit metrics versus the long-term growth story of Starbucks.

Starbucks is on pace to open a new store in China every day and they’ll bring the Starbucks brand to 100 new cities by 2022. A Starbucks store typically generates a first year pre-tax return on investment of over 60%. Chinese stores tend to have even better metrics than the Starbucks average. The long-term potential growth plus the generous returns on invested capital means Starbucks is poised to build a lot of shareholder value over the next 5-10 years.

The top detractors to performance were AbbVie (ABBV), Charles Schwab (SCHW), Phillip Morris Intl (PM), and Anheuser-Busch Inbev (BUD).

Charles Schwab (SCHW) was a recent purchase. We believe it is uniquely positioned to benefit from the long-term growth in Registered Investment Advisors and the growth in ETFs. It is a platform company for RIAs. One of the major risks we identified at the time of purchase was declining short-term interest rates. The bulk of Charles Schwab’s revenue and profits come from the net interest margin it makes off of 2-year Treasury Bills and what it pays in interest on cash held in customers’ accounts.

After our purchase, the Federal Reserve stated that they would pause on further raising rates. Then, the Federal Reserve cut the Fed Funds rate. The yield on 2-Year Treasury Bills declined. Continued rate cuts will have an effect on Schwab’s potential profits and returns on equity.

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THE FALLEN ANGELS INCOME FUND

PRESIDENT’S MESSAGE TO FELLOW SHAREHOLDERS  (CONTINUED)

JULY 31, 2019 (UNAUDITED)

Predicting interest rates moves is just as hard as predicting the stock market. Charles Schwab is a well-run company with a strong operating culture. We view continued weakness on interest rate fears as an opportunity to invest more into a company riding two long-term secular growth trends. If the Federal Reserve starts another interest rate cycle, we believe Schwab will experience strong operational leverage and generate higher returns.

As always, we feel immensely privileged to be entrusted with the stewardship of your capital and can assure you that we will continue to do our best every day to grow your wealth.

Glenn Busch, Michael Moore, Gabriel Wisdom

Portfolio Managers, The Fallen Angels Income Fund

Performance is historical and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.  Current performance may be higher or lower than performance quoted.  Returns are shown after the deduction of expenses.  The Fund’s investment objectives, risks, and expenses must be considered carefully before investing.  Performance data current to the most recent month-end may be obtained by calling (866) 663-8023.

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THE FALLEN ANGELS INCOME FUND

PERFORMANCE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

    AVERAGE ANNUAL TOTAL RETURN

Periods Ended 7/31/2019

FUND/INDEX	One Year	Five Year	Ten Year	Since Inception *
The Fallen Angels Income Fund	10.77%	6.88%	8.99%	4.91%
Dow Jones Moderate Portfolio Index	4.59%	5.69%	8.14%	5.84%

* The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception). Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares.

The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a global all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics. Investors cannot invest directly in an index.

Per the Fund's December 1, 2018 prospectus, the Fund's total annual operating expense ratio is 2.09%.

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THE FALLEN ANGELS INCOME FUND

PORTFOLIO ANALYSIS

JULY 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Portfolio composition is shown as of July 31, 2019 and is subject to change.  Global Industry Classification Standard "GICS" is used for the industry sector classifications and should not be used for compliance testing purposes.

Excludes securities sold short and written options.

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SCHEDULE OF INVESTMENTS

JULY 31, 2019

Shares		Value

COMMON STOCKS - 68.96%

Consumer Discretionary - 14.96%
5,883	Ebay, Inc.	$ 242,321
1,135	McDonalds Corp.	239,167
3,234	Starbucks Corp.	306,227
2,147	The Walt Disney Co.	307,042
2,235	Yum! Brands, Inc.	251,482
		1,346,239
Consumer Staples - 7.56%
2,175	Anheuser-Busch InBev SA ADR	219,632
1,828	PepsiCo, Inc.	233,637
2,720	Philip Morris International, Inc.	227,419
		680,688
Financials - 16.41%
465	BlackRock, Inc.	217,471
2,000	JP Morgan Chase & Co.	232,000
1,104	MasterCard, Inc. Class A	300,586
5,020	The Charles Schwab Corp.	216,964
4,700	Wells Fargo & Co.	227,527
1,585	Visa, Inc. Class A	282,130
		1,476,678
Healthcare - 8.91%
2,295	AbbVie, Inc.	152,893
468	Alcon, Inc. (Switzerland) *	27,495
1,710	Johnson & Johnson	222,676
2,340	Novartis AG ADR	214,297
4,748	Pfizer, Inc.	184,412
		801,773
Industrials - 7.64%
736	Lockheed Martin Corp.	266,557
1,050	Norfolk Southern Corp.	200,676
1,225	Union Pacific Corp.	220,439
		687,672
Information Technology - 11.24%
1,182	Apple, Inc.	251,813
990	Intuit, Inc.	274,537
2,053	Microsoft Corp.	279,762
2,480	Paychex, Inc.	205,964
		1,012,076
Materials - 2.24%
1,343	Corteva, Inc.	$ 39,619
1,343	Dow, Inc.	65,055
1,343	DuPont de Nemours, Inc.	96,911
		201,585

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Shares		Value

Transportation - 0.00%
45,000	Sea Containers Ltd. Class A (Bermuda) † *	$ -

TOTAL FOR COMMON STOCKS (Cost $4,189,309) - 68.96%		6,206,711

PREFERRED SECURITIES - 3.16%

Financials - 3.16%
201	Bank of America Corp., Series L, 7.25%, 12/31/49	284,905

TOTAL FOR PREFERRED SECURITIES (Cost $237,954) - 3.16%		284,905

Par Value		Value

CORPORATE BONDS - 14.08%

Consumer Discretionary - 7.32%
220,000	Under Armour, Inc., 3.25%, 06/15/26	212,718
204,000	Wynn Las Vegas LLC., 5.25%, 05/15/27	209,100
235,000	Yum! Brands, Inc., 3.75%, 11/01/21	236,763
		658,581
Consumer Staples - 2.26%
200,000	Edgewell Personel Care Co., 4.70% 05/24/22	203,500

Information Technology - 2.25%
200,000	Verisign, Inc., 4.625%, 05/01/23	202,304

Utilities - 2.25%
200,000	Suburban Propane Partners L.P., 5.75%, 03/01/25	202,500

TOTAL FOR CORPORATE BONDS (Cost $1,239,247) - 14.08%		1,266,885

STRUCTURED NOTES - 2.37%

Financials - 2.37%
25,000	JP Morgan Chase & Co., 1.47%, 08/31/28 +	21,219
13,000	Morgan Stanley, 1.9305%, 12/31/34 +	8,206
14,000	Morgan Stanley, 7.15%, 08/30/28	16,186
24,000	Morgan Stanley, 7.00%, 09/30/30	28,004
10,000	Morgan Stanley, 1.16%, 08/19/33 +	6,525
5,000	Morgan Stanley, 2.145%, 08/29/34 +	3,256
25,000	Morgan Stanley, 1.16%, 08/19/28 +	18,844
25,000	Morgan Stanley, 2.872%, 09/27/28 +	18,188
22,000	Morgan Stanley, 2.145%, 06/30/34 +	14,328

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2019

Par Value		Value

Financials - (Continued)
20,000	Morgan Stanley, 2.574%, 03/31/35 +	$ 13,325
34,000	Natixis U.S. LLC., 1.602%, 08/29/33 +	29,322
10,000	Natixis U.S. LLC., 0.42%, 04/30/34 +	7,912
15,000	Natixis U.S. LLC., 0.928%, 03/31/34 +	9,225
10,000	Natixis U.S. LLC., 3.003%, 10/31/34 +	6,287
10,000	Nomura America Finance, 0.056%, 05/30/34 +	6,344
10,000	The Bank of Nova Scotia, 0.000%, 08/28/34 (Canada) +	6,153
TOTAL FOR STRUCTURED NOTES (Cost $223,818) - 2.37%		213,324

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 2.77%
250,000	US Treasury Bill, 0.00%, 09/26/2019	249,209
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $249,098) - 2.77%		249,209

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $1,603) - 0.03%		2,544

Shares		Value

MONEY MARKET FUND - 8.56%
770,423	First American Treasury Obligation Fund Class Z 2.16% **	770,423
MONEY MARKET FUND (Cost $770,423) - 8.56%		770,423

TOTAL INVESTMENTS (Cost $6,911,452) - 99.93%		8,994,001

INVESTMENTS IN SECURITIES SOLD SHORT, AT VALUE (Proceeds $122,056) - (1.42)%		(127,470)

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $3,205) - (0.06)%		(5,616)

ASSETS IN EXCESS OF LIABILITIES, NET - 1.55%		139,307

NET ASSETS - 100.00%		$ 9,000,222

ADR - American Depository Receipt.

† This security has been valued according to the fair value pricing policies of the Fund.

+ Variable or floating rate security in which coupon rate adjusts periodically.   Maturity date shown for callable securities reflects the earliest possible call date.  For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions.  The stated rate represents the rate on July 31, 2019.

* Non-income producing security during the period.

** Variable rate security; the coupon rate shown represents the yield on July 31, 2019.

The accompanying notes are an integral part of the financial statements.

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THE FALLEN ANGELS INCOME FUND

SCHEDULE OF PURCHASED OPTIONS

JULY 31, 2019

CALL OPTIONS - 0.03% *

Underlying Security	Counterparty	Contracts	Notional Amount**	Exercise Price	Expiration	Fair Value

Tesla, Inc.	Interactive Brokers, LLC	12	$ 289,932	$260.00	8/16/2019	$ 2,544

Total Call Options (Premiums Paid $1,603) - 0.03%						$ 2,544

TOTAL PURCHASED OPTIONS (Premiums Paid $1,603) - 0.03%						$ 2,544

* Non-income producing securities during the period.

** The notional value is the total amount of the underlying security's market price at July 31, 2019. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the market price of the underlying security at July 31, 2019.

The accompanying notes are an integral part of these financial statements.

MSS SERIES TRUST

THE FALLEN ANGELS INCOME FUND

SCHEDULE OF SECURITIES SOLD SHORT

JULY 31, 2019

Shares		Value

COMMON STOCKS - (1.42)%

Consumer Discretionary - (0.86)%
(320)	Tesla, Inc. *	$ (77,315)

Financials - (0.23)%
(720)	Cardtronics PLC (United Kingdom) *	(20,506)

Information Technology - (0.33)%
(1,873)	Red Violet, Inc. *	(29,649)

TOTAL COMMON STOCKS (Proceeds $122,056) - (1.42)%		(127,470)

TOTAL SECURITIES SOLD SHORT (Proceeds $122,056) - (1.42)%		$ (127,470)

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

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THE FALLEN ANGELS INCOME FUND

SCHEDULE OF WRITTEN OPTIONS

JULY 31, 2019

CALL OPTIONS - (0.06)% *

Underlying Security	Counterparty	Contracts	Notional Amount**	Exercise Price	Expiration	Fair Value

Tesla, Inc.	Interactive Brokers, LLC	(12)	$(289,932)	$ 250.00	8/16/2019	$(5,616)

Total Call Options (Premiums Received $3,205) - (0.06)%						$(5,616)

TOTAL WRITTEN OPTIONS (Premiums Received $3,205) - (0.06)%						$(5,616)

* Non-income producing securities during the period.

** The notional value is the total amount of the underlying security's market price at July 31, 2019. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the market price of the underlying security at July 31, 2019.

The accompanying notes are an integral part of the financial statements.

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THE FALLEN ANGELS INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2019

Assets:
Investments in Securities, at Value (Cost $6,911,452)	$ 8,994,001
Deposit with Broker for Securities Sold Short and Options Written	145,813
Receivables:
Dividends and Interest	21,444
Prepaid Expenses	1,391
Total Assets	9,162,649
Liabilities:
Securities Sold Short, at Value (Proceeds $122,056)	127,470
Written Options, at Value (Premiums Received $3,205)	5,616
Payables:
Management Fees	8,249
Administrative Fees	1,000
Transfer Agent & Accounting Fees	2,045
Distribution Fees	2,059
Shareholder Redemption	695
Accrued Expenses	15,293
Total Liabilities	162,427
Net Assets	$ 9,000,222

Net Assets Consist of:
Paid In Capital	$ 6,564,489
Distributable Earnings	2,435,733
Net Assets, for 676,383 Shares Outstanding	$ 9,000,222

Net Asset Value Per Share	$ 13.31

The accompanying notes are an integral part of the financial statements.

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THE FALLEN ANGELS INCOME FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2019

Investment Income:
Dividends (net of foreign withholding of $1,675)	$ 162,436
Interest	71,874
Total Investment Income	234,310

Expenses:
Advisory	87,222
Administrative	12,000
Distribution (12b-1)	21,805
Transfer Agent	24,789
Registration	3,011
Custodian	7,966
Audit	12,700
Legal	14,372
Trustee	2,374
Printing and Mailing	914
Insurance	731
Miscellaneous	4,588
Total Expenses	192,472

Net Investment Income	41,838

Realized and Unrealized Gain (Loss) on:
Realized Gain (Loss) on:
Investments	617,767
Options	(8,488)
Written Options	11,678
Securities Sold Short	51,387
Net Realized Gain (Loss) on Investments, Options, Written Options, and Securities Sold Short	672,344

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	189,347
Options	1,801
Written Options	(2,411)
Securities Sold Short	(23,953)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options, Written Options, and Securities Sold Short	164,784

Net Realized and Unrealized Gain on Investments, Options, Written Options, and Securities Sold Short	837,128

Net Increase in Net Assets Resulting from Operations	$ 878,966

The accompanying notes are an integral part of the financial statements.

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THE FALLEN ANGELS INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	7/31/2019	7/31/2018
Increase in Net Assets From Operations:
Net Investment Income	$ 41,838	$ 65,477
Net Realized Gain on Investments & Options & Securities Sold Short	672,344	636,033
Unrealized Appreciation on Investments & Options & Securities Sold Short	164,784	207,308
Net Increase in Net Assets Resulting from Operations	878,966	908,818

Distributions to Shareholders:
Distributions	(46,141)	(66,504)
Total Distributions Paid to Shareholders	(46,141)	(66,504)

Capital Share Transactions	(781,805)	(2,046,759)

Total Increase (Decrease) in Net Assets	51,020	(1,204,445)

Net Assets:
Beginning of Year	8,949,202	10,153,647(a)

End of Year	$ 9,000,222	$ 8,949,202

(a) As of July 31, 2019, Accumulated Undistributed Net Investment Income was $22,005.

The accompanying notes are an integral part of the financial statements.

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THE FALLEN ANGELS INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	7/31/2019	7/31/2018	7/31/2017	7/31/2016	7/31/2015

Net Asset Value, at Beginning of Year	$ 12.08	$ 11.09	$ 10.31	$ 9.85	$ 9.96

Income (Loss) From Investment Operations:
Net Investment Income *	0.06	0.08	0.10	0.07	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	1.24	0.99	0.77	0.46	(0.10)
Total from Investment Operations	1.30	1.07	0.87	0.53	0.03

Distributions:
Net Investment Income	(0.07)	(0.08)	(0.09)	(0.07)	(0.14)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.07)	(0.08)	(0.09)	(0.07)	(0.14)

Net Asset Value, at End of Year	$ 13.31	$ 12.08	$ 11.09	$ 10.31	$ 9.85

Total Return **	10.77%	9.67%	8.52%	5.47%	0.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,000	$ 8,949	$10,154	$10,675	$ 9,738
Ratio of Expenses to Average Net Assets	2.21%	2.08%	2.19%	2.36%	2.39%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.67%	0.93%	0.70%	1.25%
Portfolio Turnover	18.81%	18.97%	14.53%	26.89%	35.17%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

JULY 31, 2019

Note 1. Organization

The Fallen Angels Income Fund (the “Fund”) is a diversified series of MSS Series Trust (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Fund commenced operations on November 10, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund, along with CCA Aggressive Return Fund, Footprints Discover Value Fund, and AINN Fund are the only series currently authorized by the Trust’s Board of Trustees (the “Board”).  The investment adviser to the Fund is American Money Management, LLC (the “Advisor”).

The Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 and ASU 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Option Writing – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 for additional disclosure on the Fund’s options transactions during the year.

Repurchase Agreements – In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts – The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing

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THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales of Investments – The Fund may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Structured Notes – The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

Federal Income Taxes- The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

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Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2019) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended July 31, 2019, the Fund did not incur any interest or penalties.

Share Valuation – The price (net asset value) of the shares of the Fund is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing – Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders – The Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative assets of the funds in the Trust.

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JULY 31, 2019

Note 3.  Security Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated to the Advisor to apply those methods in making fair value determinations, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of the investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Fixed income securities (corporate bonds) – The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. government securities – U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills with a maturity of 60 days or less are valued using amortized cost and included in Level 2 of the fair value hierarchy.

Derivative instruments (structured notes and options) – Derivative transactions which are actively traded, and valuation adjustments are not applied, are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing

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bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of July 31, 2019:

	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 6,206,711	$ -	$ -	$ 6,206,711
Corporate Bonds *	-	1,266,885	-	1,266,885
Preferred Securities *	284,905	-	-	284,905
Structured Notes	-	213,324	-	213,324
U.S. Government Agencies & Obligations	-	249,209	-	249,209
Purchased Options	2,544			2,544
Short-Term Investment	770,423	-	-	770,423
Total	$ 7,264,583	$1,729,418	$ -	$ 8,994,001

	Financial Instruments—Liabilities

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ (127,470)	$ -	$ -	$ (127,470)
Written Options	(5,616)	-	-	(5,616)
Total	$ (133,086)	$ -	$ -	$ (133,086)

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended July 31, 2019. Therefore, a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Fair Valuation – The investment in 45,000 shares of Sea Containers Ltd., has been valued at $0.00 per share.  This security has been valued according to the fair value pricing policies of the Fund.

Note 4.  Investment Management Agreement

The Trust has entered into a management agreement (the “Management Agreement”) with the Advisor pursuant to which the Advisor, subject to the supervision of the Board, provides, or arranges to be provided, to the Fund investment advice and furnishes or arranges to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  Under the Management Agreement, the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the year ended July 31, 2019, the Advisor earned a fee of $87,222 under the Management Agreement for the Fund. The Fund owed the Advisor management fees of $8,249 as of July 31, 2019.

Note 5.  Rule 12b-1 Plan

The Trust has adopted with respect to the Fund, a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) whereby the Fund reimburses the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund incurs such distribution expenses at the rate of 0.25% per annum of the Fund’s average daily net assets. For the year ended July 31, 2019, the Fund accrued distribution (12b-1) fees under the Plan of $21,805. The Fund owed the Advisor $2,059 for distribution fees as of July 31, 2019.

Note 6.  Related Party Transactions

An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC (“MSS”), the Fund’s transfer agent and fund accountant.  MSS receives an annual fee from the Trust of $11.50 per shareholder for the transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Trust based on the average net assets of the Fund. The fund accounting fees range from $21,000 to $59,250 depending on the average net assets of the Fund.  For the year ended July 31, 2019, MSS earned $24,789 from the Fund for transfer agent and accounting services.  At July 31, 2019, the Fund owes MSS $2,045.

The Trust also had an administration agreement with Empirical Administration, LLC (“Empirical”) which provides administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS.  Mr. Pokersnik also serves as an officer of the Trust.  See the Trustee & Officer table for more information.  Empirical earns $1,000 per month for its services.  For the year ended July 31, 2019, Empirical earned $12,000 for its services.  At July 31, 2019, the Fund owed Empirical $1,000.

Note 7.  Derivative Transactions

The Fund considers the average quarter-end notional amounts during the year, categorized by primary underlying risk, to be representative of it's derivative activities during the year ended July 31, 2019.

Average notional value of:

Purchased Options

                $  289,932

Written Options

$(289,932)

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The Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

As of July 31, 2019, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Derivatives
Purchased Options – equity contracts	$ 2,544
Structured Notes	213,324
Total Assets	$ 215,868

Liabilities	Derivatives
Written Options – equity contracts	$ (5,616)
Total Liabilities	$ (5,616)

For the year ended July 31, 2019, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Equity Contracts	Total
Purchased Options	$ 1,801	$ 1,801
Structured Notes	24,983	24,983
Written Options	(2,411)	(2,411)
	$ 24,373	$ 24,373

Net realized gain (loss) on:	Equity Contracts	Total
Purchased Options	$ (8,488)	$ (8,488)
Written Options	11,678	11,678
	$ 3,190	$ 3,190

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolios and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of  liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Note 8.  Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2019 was $6,564,489 for the Fund.

Transactions in capital stock for the year ended July 31, 2019 and year ended July 31, 2018 were as follows:

	July 31, 2019		July 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	35,338	$ 431,243	27,528	$ 316,117
Shares issued in reinvestment of distributions	3,777	46,114	5,708	66,471
Shares redeemed	(103,703)	(1,259,162)	(207,879)	(2,429,347)
Net Decrease	(64,588)	$ (781,805)	(174,643)	$ (2,046,759)

Note 9.  Investment Transactions

For the year ended July 31, 2019, purchases and sales of investment securities other than U.S. Government obligations aggregated $1,587,344 and $2,629,048. Purchases and sales of U.S. Government obligations aggregated $1,093,450 and $1,100,000. Purchases and sales of purchased options aggregated $10,435 and $1,215. Purchases and sales of written

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

options aggregated $5,770 and $20,653. Purchases and sales of securities sold short aggregated $106,529 and $113,099.

Note 10.  Tax Matters

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of July 31, 2019, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

		Income Fund
Unrealized Appreciation (Depreciation)		$2,074,724
Undistributed Ordinary Income		17,702
Undistributed Long-Term Capital Gains		343,307
Total Distributable Earnings	$

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  The Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. During the year ended July 31, 2018, the Fund utilized capital loss carryforwards of $329,037.

As of July 31, 2019, the unrealized appreciation (depreciation) and tax cost of investment securities for the Fund were as follows:

Income
Gross unrealized appreciation on investment securities	$2,305,199
Gross unrealized depreciation on investment securities	(230,475)
Net unrealized appreciation on investment securities	$2,074,724

Cost of investment securities, including short-term investments	$6,786,191

The Fund paid distributions in the amount of $46,141, from ordinary income, for the year ended July 31, 2019.

The Fund paid distributions in the amount of $66,504, from ordinary income, for the year ended July 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2019

Note 11.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2019, Charles Schwab, for the benefit of its customers, owned, in aggregate, approximately 84% of the Fund and may be deemed to control the Fund.

Note 12.  Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Note 13.  Subsequent Events

On August 28, 2019, the Fund paid shareholders of record as of August 27, 2019, a net investment income distribution of $3,381, equivalent to $0.005 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Note 14.  New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (“FASB”) issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of July 31, 2019, had no effect on the Funds’ net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Fallen Angels Income Fund, a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Fallen Angels Income Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments in securities, schedule of securities sold short, schedule of purchased options and schedule of written options, as of July 31, 2019 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007

Abington, Pennsylvania

September 25, 2019

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EXPENSE ILLUSTRATION

JULY 31, 2019 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees, 12b-1 distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2019 through July 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2019	July 31, 2019	February 1, 2019 to July 31, 2019

Actual	$1,000.00	$1,123.96	$11.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.98	$10.89

* Expenses are equal to the Fund’s annualized expense ratio of 2.18%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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TRUSTEES AND OFFICERS

JULY 31, 2019 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005.	4	None
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities since November 2013.	4	None

1 The “Fund Complex” consists of the MSS Series Trust.

Non-interested trustees receive $300 each per quarterly meeting for each series in the Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	None
Brandon M. Pokersnik, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and president/owner of the Fund’s transfer agent, fund accountant, and distributor.

2  The “Fund Complex” consists of the MSS Series Trust.

MSS SERIES TRUST

THE FALLEN ANGLES INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2019 (UNAUDITED)

 Additional Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Fund’s SAI, which is available on the Securities and Exchange Commission’s website at www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (866) 663-8023 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on October 31 and April 30. The Fund's Form N-Q is available on the SEC’s website at www.sec.gov, or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 663-8023.

Board of Trustees

Paul Rode

Michael Young

Gregory Getts

Investment Advisor

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of The Fallen Angels Income Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2019

$ 11,000

$ 0

FY 2018

$ 10,500

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2019

$ 1,600

$ 0

FY 2018

$ 1,600

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2019

$ 0

$ 0

FY 2018

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 0,000

FY 2018

$ 1,600

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date:  October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date:  October 8, 2019

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Secretary

Date:  October 7, 2019